UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21582
                                                     ---------

             Madison / Claymore Covered Call & Equity Strategy Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            2455 Corporate West Drive
                                 Lisle, IL 60532
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
             Madison / Claymore Covered Call & Equity Strategy Fund
                            2455 Corporate West Drive
     ----------------------------------------------------------------------
                                 Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------
                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2008
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

   SEMIANNUAL
       REPORT
June 30, 2008
  (Unaudited)

                Madison/Claymore
                Covered Call & Equity Strategy Fund  |  MCN

Madison Investment Advisors

Logo: CLAYMORE(SM)
                             www.madisonclaymore.com
                        ... YOUR ROAD TO THE LATEST,
               MOST UP-TO-DATE INFORMATION ABOUT THE
MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MADISONCLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.


2 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund


Dear SHAREHOLDER |

We are pleased to submit the semi-annual shareholder report for the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") for the six months ended June 30, 2008.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund's investment manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Madison and its subsidiaries manage in excess of $8 billion in assets. Claymore Advisors, LLC is the investment adviser to the Fund.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes covered call options on a portion of the equity securities held in the Fund's portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities in common stocks of large capitalization issuers that meet the Fund's selection criteria.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2008, the Fund provided a total return based on market price of -7.12% and a return of -9.61% based on NAV. As of June 30, 2008, the Fund's market price of $10.00 represented a discount of 10.39% to NAV of $11.16. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 23 of the Fund's semi-annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the


                                           SemiAnnual Report | June 30, 2008 | 3

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
DEAR SHAREHOLDER continued



market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund paid quarterly dividends of $0.33 on February 29, 2008, and May 30, 2008. On August 1, 2008, subsequent to the six-month period covered by this semi-annual shareholder report, the Board of Trustees of the Fund declared a quarterly dividend of $0.28 per share, reflecting a reduction of $0.05 per share from the quarterly dividend paid by the Fund on May 30, 2008.This reduced dividend level represents an annualized distribution rate of 11.20%, based on the Fund's closing market price of $10.00 on June 30, 2008. However, there is no guarantee that this level of income will be maintained.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about Madison's investment philosophy and discipline, its views on the market environment and how it structured the Fund's portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.madisonclaymore.com.

Sincerely,

/s/ J. Thomas Futrell
J. Thomas Futrell
Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund


4 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

QUESTIONS & ANSWERS |


We at Madison Asset Management LLC are pleased to address the progress of the Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") for the six-month period ended June 30, 2008. Introduced in July 2004, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at reasonable prices with respect to their projected long-term earnings growth rates. Our option-writing strategy has provided a steady stream of option premiums, which helps the Fund achieve its primary objective to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC ("MAM"), a wholly owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $8 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of June 30, 2008.


--------------------------------------------------------------------------------
WHAT HAPPENED IN THE MARKET DURING THE FIRST HALF OF 2008?

The general trend for stocks during the first half of 2008 was illustrated by the fate of the widely watched Dow Jones Industrial Average. The index hit its high for this six-month period on the first day of trading in 2008, and its closing low for the first half of the year was on June 27. For many Americans this may have felt like a straight-line decline, since that's the path of consumer confidence, which sank steadily to hit a 15-year low by the end of the period. In actuality, the stock market had a major rally during the period, with the Standard & Poor's 500 Index (the "S&P 500"), which is generally regarded as a good indicator of the broad stock market, rising double-digits between March 10 and May 19, before dropping 10% to end the period.

The source of this high volatility could be pinned to three key problem areas: high commodity prices, with gasoline leading the way; the continuing distress in the housing market; and the continuing impact of the already well-established credit crisis. The market dropped in early March as one of the nation's largest investment banks stumbled into what looked like dissolution, until the Federal Reserve and a leading financial institution worked out a rescue. This gave hope to many that the credit crisis might have bottomed, but the subsequent rally rolled over in June in the face of surging oil prices, concerns over inflation, and a recognition that credit problems would continue to emerge. Higher energy and ramping inflation at a time when the economy was slowing brought the term "stagflation" back into circulation. Stagflation is generally a poor environment for stock investors.

The stock decline was broad, hitting domestic stocks of all sizes and even extending to international markets, with the broad international indices also showing double-digit losses. Within the stocks of the S&P 500, only the energy sector showed significant upside for the period, as it rose 8.1% for the period. The materials sector was up fractionally, while every other sector was down, with the financial sector dropping -30.9% and the consumer discretionary sector down -13.9%.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM GIVEN THE MARKET CONDITIONS DURING SIX MONTHS ENDED JUNE 30, 2008?

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the six months ended June 30, 2008, the Fund provided a total return based on market price of -7.12% and a return of -9.61% based on NAV. As of June 30, 2008, the Fund's market price of $10.00 represented a discount of 10.39% to NAV of $11.16. Past performance is not a guarantee of future results. The Fund's NAV per share decreased $1.86 in the first half of 2008 from $13.02 as of December 31, 2007, to $11.16 on June 30, 2008, as several of the Fund's stocks experienced a decline in value in the first half of 2008.

The Fund's return, although negative, was above the -11.91% return of the S&P 500 for the six months ended June 30, 2008. The Fund's benchmark, the CBOE S&P 500 BuyWrite Index (the "BXM"), posted a negative return of -5.89% over these six months. The main source for the performance gap between the Fund and the BXM can be attributed to the fortunes of the underlying stocks. The Fund tends to concentrate its holdings in the consumer discretionary, financial, technology and health care sectors, all of which were strongly negative for the period, while the S&P 500's


                                           SemiAnnual Report | June 30, 2008 | 5

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
QUESTIONS & ANSWERS continued

energy sector, where the Fund has historically been underweighted, was up 8.1%. Secondly, a bifurcated market has hurt results because the Fund's "winners" get called away without the Fund fully participating in their upside. Currently, we believe we have a portfolio of high-quality stocks trading at attractive prices on a number of valuation metrics.

The market value and NAV of the Fund's shares fluctuate from time to time, and the market value may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.


--------------------------------------------------------------------------------
PLEASE DESCRIBE THE FUND'S PORTFOLIO EQUITY AND OPTION STRUCTURE.

As of June 30, 2008, the Fund held 49 common stocks. Covered call options were written against approximately 90% of the Fund's net assets as of June 30, 2008. During the first half of 2008, the Fund's managers wrote call options that generated premiums of $25.9 million. It is the strategy of the Fund to write "out-of-the-money" call options, and at June 30 the majority of the Fund's call options (84 of 100 different options, or 84%) were still "out-of-the-money". ("Out-the-money" means the stock price is below the strike price at which the shares would be called away.) Since the Fund is mainly "out-of-the-money," the Fund is well positioned to participate in some of the upside should its stock holdings rally.


--------------------------------------------------------------------------------
WHICH SECTORS ARE PREVALENT IN THE FUND?

From a sector perspective, based on long-term investments the Fund's largest exposure was in the technology sector, followed by consumer discretionary, financials and health care sectors. The fund has no holdings in the materials or utilities sectors.


--------------------------------------------------------------------------------
WILL YOU DESCRIBE THE FUND'S DIVIDEND POLICY?

The Fund paid quarterly dividends of $0.33 on February 29, 2008, and May 30, 2008. On August 1, 2008, subsequent to the six-month period covered by this semi-annual shareholder report, the Board of Trustees of the Fund declared a quarterly dividend of $0.28 per share, reflecting a reduction of $0.05 per share from the quarterly dividend paid by the Fund on May 30, 2008.This reduced dividend represents an annualized distribution rate of 11.20%, based on the Fund's closing market price of $10.00 on June 30, 2008. However, there is no guarantee that this level of income will be maintained.


--------------------------------------------------------------------------------
WILL YOU PLEASE DISCUSS THE FUND'S SECURITY AND OPTION SELECTION PROCESS?

The Fund is managed by two teams of investment professionals. We like to think of these teams as a "right hand" and "left hand" meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write against those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.


6 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
QUESTIONS & ANSWERS continued


MAM seeks to invest in a portfolio of common stocks that have favorable "PEG" ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the "beat the street" objective, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the "instant gratification" school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. Option premiums received by the Fund provide a high level of cash flow and add an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread this cash flow evenly throughout the year.

--------------------------------------------------------------------------------
WHAT IS MANAGEMENT'S OUTLOOK FOR THE MARKET AND FUND IN 2008?

As is usually the case in volatile markets, the market was rife with conflicting signals during the first half of 2008. On the negative side was a weak economy and increasing inflation. Corporate profits were under pressure, and the Federal Reserve was in the difficult position of facing a slowing economy, which would normally promote lower rates, and serious inflation, which is typically treated with the opposite. On the positive side, valuations of many high-quality companies reached levels we haven't seen for years and interest rates remained low. The slide in consumer confidence and cash flows out of stock funds were both potential contrary indicators, suggesting that the market might be oversold. By the end of the period, we were more positive about the prospects of our portfolio than we had been for a number of reports, with the recognition that the realization of these prospects may take time. On the option writing side, the VIX Index spiked upward at the end of 2007 from very low levels. (VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of options on the S&P 500 Index.) This higher level of volatility has caused option premiums to increase and we look for this positive trend to continue into the second half of 2008.


                                           SemiAnnual Report | June 30, 2008 | 7

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
MCN RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

EQUITY RISK: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Please refer to the Fund's prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

FOREIGN INVESTMENT RISK: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

RISKS OF MID-CAP COMPANIES: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

INDUSTRY CONCENTRATION RISK: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

FUND DISTRIBUTION RISK: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

FINANCIAL LEVERAGE: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may also borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.madisonclaymore.com for a more detailed discussion about Fund risks and considerations.


8 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Fund SUMMARY | AS OF JUNE 30, 2008 (unaudited)


FUND STATISTICS
-------------------------------------------------------
Share Price                                      $10.00
Common Share Net Asset Value                     $11.16
Premium/(Discount) to NAV                       -10.39%
Net Assets ($000)                              $214,955
-------------------------------------------------------

TOTAL RETURNS
-------------------------------------------------------
(INCEPTION 7/28/04)           MARKET                NAV
-------------------------------------------------------
Six Month                     -7.12%             -9.61%
One Year                     -24.20%            -16.53%
Three Year - average annual   -4.91%             -0.30%
Since Inception - average annual-1.30%            2.43%
-------------------------------------------------------

                                         % OF LONG TERM
SECTOR BREAKDOWN                            INVESTMENTS
-------------------------------------------------------
Consumer Discretionary                            24.2%
Technology                                        23.3%
Health Care                                       18.4%
Financials                                        18.2%
Consumer Services                                  7.3%
Software                                           2.9%
Computers                                          2.7%
Industrial                                         1.4%
Energy                                             1.3%
Insurance                                          0.3%
-------------------------------------------------------

                                         % OF LONG-TERM
TOP TEN HOLDINGS                            INVESTMENTS
-------------------------------------------------------
Cisco Systems, Inc.                                3.7%
Bed Bath & Beyond, Inc.                            3.5%
eBay, Inc.                                         3.3%
Kohl's Corp.                                       3.0%
Symantec Corp.                                     2.9%
Williams-Sonoma, Inc.                              2.9%
Intuit, Inc.                                       2.8%
Capital One Financial Corp.                        2.8%
Linear Technology Corp.                            2.7%
Dell, Inc.                                         2.7%
-------------------------------------------------------

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com/mcn. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.


Line Chart:
SHARE PRICE & NAV PERFORMANCE
6/30/07    14.73         14.79
           14.84         14.84
           15.03         14.85
           15.1          14.87
           15            14.92
           14.95         14.9
           14.79         14.81
           14.93         14.85
           15.12         14.99
           14.96         14.97
           14.96         14.95
           14.92         14.94
           14.79         14.9
           14.92         14.92
           14.83         14.86
           14.82         14.84
           14.73         14.73
           14.5          14.74
           14.05         14.54
           14.05         14.4
           14.1          14.46
           14.33         14.25
           14.15         14.19
           14.14         14.25
           14.09         13.96
           14.08         14.08
           13.98         14.24
           14            14.44
           13.95         14.15
           13.89         14.1
           13.63         13.76
           13.05         13.58
           12.15         13.44
           11.93         13.44
           12.82         13.7
           12.99         13.7
           12.98         13.74
           13.3          13.87
           13.4          13.85
           13.43         13.97
           13.36         13.87
           13.04         13.69
           13.07         13.85
           13.1          13.84
           13.3          13.95
           13.43         14.03
           13.36         13.92
           13.46         13.92
           13.34         13.78
           13.5          13.73
           13.58         13.89
           13.46         13.9
           13.54         14.02
           13.4          14.02
           13.32         13.96
           13.58         14.23
           13.53         14.26
           13.35         14.14
           13.27         14.16
           13.1          14.1
           13.15         14.02
           13.02         14.1
           13.05         14.14
           13.09         14.13
           13.16         14.25
           13.16         14.28
           13.2          14.28
           13.36         14.26
           13.53         14.38
           13.5          14.32
           13.52         14.34
           13.41         14.34
           13.21         14.29
           13.21         14.31
           13.15         14.21
           13.03         14.13
           13.03         14.12
           12.97         14.06
           12.67         13.83
           12.65         13.93
           12.77         13.95
           12.56         13.93
           12.41         13.85
           12.46         14
           12.55         14.07
           12.45         14.03
           12.53         14.11
           12.35         13.85
           12.3          13.79
           12.28         13.67
           12.3          13.76
           12            13.54
           11.77         13.54
           11.71         13.45
           11.72         13.48
           11.65         13.4
           11.75         13.32
           11.5          13.21
           11.5          13.22
           11.26         13.02
           11.19         13.01
           11            12.89
           11.13         13.06
           11.03         12.81
           11.05         12.98
           11.36         13.28
           11.35         13.29
           11.49         13.36
           11.63         13.29
           11.63         13.23
           11.74         13.32
           11.78         13.47
           11.8          13.45
           11.89         13.56
           11.66         13.25
           11.56         13.23
           11.46         13.13
           11.19         13
           11.1          12.93
           11.1          12.99
           11.12         12.96
           11.02         13.02
           11.19         13.14
           11.53         13.2
           11.46         13.17
           11.25         13.03
           11.25         13.02
           11.41         13.02
           11.48         12.86
           11.63         12.76
           11.29         12.48
           11.17         12.5
           11.1          12.27
           11.09         12.39
           11.15         12.56
           11.12         12.4
           11.18         12.54
           11.05         12.27
           11.04         12.33
           10.86         12.09
           10.64         12.12
           10.68         12.25
           11.05         12.6
           11.23         12.68
           11.18         12.5
           11.39         12.71
           11.53         12.78
           11.82         12.75
           12.03         12.92
           12.32         13.13
           12.11         12.98
           11.92         12.68
           11.8          12.59
           11.75         12.69
           11.8          12.62
           11.97         12.68
           12.17         12.69
           11.77         12.46
           11.27         12.29
           11.22         12.28
           11.25         12.28
           11.34         12.35
           11.13         12.24
           11.2          12.32
           11.3          12.48
           11.45         12.58
           11.4          12.63
           11.46         12.44
           11.21         12.15
           11.25         12.12
           11.35         12.11
           11.25         12.14
           11            11.83
           10.7          11.79
           10.59         11.58
           10.71         11.9
           10.8          11.82
           10.79         11.88
           10.55         11.64
           10.15         11.44
           10.53         11.96
           10.33         11.76
           10.55         12.06
           10.72         12.28
           10.78         12.26
           10.84         12.11
           10.77         11.95
           10.56         11.83
           10.62         11.93
           10.91         12.34
           11.02         12.35
           10.9          12.33
           10.92         12.33
           10.91         12.31
           10.98         12.25
           10.91         12.1
           10.98         12.19
           10.73         12
           10.62         11.93
           10.47         11.99
           10.78         12.18
           10.83         12.23
           10.97         12.45
           10.95         12.43
           10.96         12.32
           11            12.36
           11.02         12.5
           11.1          12.6
           11.19         12.61
           11.2          12.61
           11.16         12.54
           11.39         12.77
           11.54         12.78
           11.44         12.65
           11.5          12.7
           11.38         12.53
           11.44         12.5
           11.39         12.45
           11.52         12.6
           11.19         12.24
           11.19         12.31
           11.18         12.43
           11.25         12.4
           11.16         12.37
           11.1          12.26
           10.93         12.1
           10.92         12.18
           10.91         12.06
           10.91         12.17
           11            12.21
           11.09         12.34
           11.17         12.35
           11.12         12.25
           11.09         12.26
           11.19         12.28
           11.32         12.38
           11.1          12.05
           11.02         11.97
           10.88         11.98
           10.69         11.72
           10.69         11.79
           10.85         11.99
           10.94         12.04
           10.8          11.92
           10.71         11.81
           10.76         11.88
           10.54         11.65
           10.49         11.5
           10.37         11.53
           10.41         11.64
           10.15         11.34
           10.1          11.26
6/30/08    10            11.16

Bar Chart:
QUARTERLY DIVIDENDS PER SHARE
8/07            0.2344
11/08           0.2344
2/08            0.2344
5/08            0.2525

Pie Chart:
PORTFOLIO COMPOSITION (% of Total Investments)
Long-Term Investments      96.7%
Short-Term Investments      3.9%



                                           SemiAnnual Report | June 30, 2008 | 9

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of INVESTMENTS | JUNE 30, 2008 (unaudited)

NUMBER
OF SHARES    DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
             LONG-TERM INVESTMENTS 101.5%
             COMMON STOCKS 101.5%
             COMPUTERS 2.7%
    265,800  Dell, Inc. (a)                                        $   5,815,704
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY 24.5%
    400,000  American Eagle Outfitters, Inc.                           5,452,000
    270,000  Bed Bath & Beyond, Inc. (a)                               7,587,000
    110,000  Best Buy Co., Inc.                                        4,356,000
    183,000  Coach, Inc. (a)                                           5,285,040
    140,000  Home Depot, Inc.                                          3,278,800
    165,000  Kohl's Corp. (a)                                          6,606,600
    210,000  Lowe's Cos., Inc.                                         4,357,500
    230,000  Starbucks Corp. (a)                                       3,620,200
    125,000  Target Corp.                                              5,811,250
    320,000  Williams-Sonoma, Inc.                                     6,348,800
--------------------------------------------------------------------------------
                                                                      52,703,190
--------------------------------------------------------------------------------
             CONSUMER SERVICES 7.4%
    263,400  eBay, Inc. (a)                                            7,198,722
     60,000  Garmin, Ltd. (Cayman Islands)                             2,570,400
    225,000  Intuit, Inc. (a)                                          6,203,250
--------------------------------------------------------------------------------
                                                                      15,972,372
--------------------------------------------------------------------------------
             ENERGY 1.3%
     34,000  Unit Corp. (a)                                            2,820,980
--------------------------------------------------------------------------------
             FINANCIALS 18.5%
     60,000  Affiliated Managers Group, Inc. (a)                       5,403,600
    160,000  Capital One Financial Corp.                               6,081,600
    220,000  Citigroup, Inc.                                           3,687,200
    320,000  Countrywide Financial Corp.                               1,360,000
    211,000  Marshall & Ilsley Corp.                                   3,234,630
    140,000  Merrill Lynch & Co., Inc.                                 4,439,400
    150,000  Morgan Stanley                                            5,410,500
     67,800  State Street Corp.                                        4,338,522
    240,000  Wells Fargo & Co.                                         5,700,000
--------------------------------------------------------------------------------
                                                                      39,655,452
--------------------------------------------------------------------------------
             HEALTH CARE 18.6%
    120,000  Amgen, Inc. (a)                                           5,659,200
     60,000  Biogen Idec, Inc. (a)                                     3,353,400
    100,000  Community Health Systems, Inc. (a)                        3,298,000
     70,000  Genentech, Inc. (a)                                       5,313,000
    310,000  Mylan, Inc.                                               3,741,700
    270,000  Pfizer, Inc.                                              4,716,900
    200,000  UnitedHealth Group, Inc.                                  5,250,000
     40,900  Varian Medical System, Inc. (a)                           2,120,665
     41,300  Waters Corp. (a)                                          2,663,850
     57,500  Zimmer Holdings, Inc. (a)                                 3,912,875
--------------------------------------------------------------------------------
                                                                      40,029,590
--------------------------------------------------------------------------------


NUMBER
OF SHARES    DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------
             INDUSTRIAL 1.4%
--------------------------------------------------------------------------------
     50,000  United Parcel Services Corp. - Class B                $   3,073,500
--------------------------------------------------------------------------------
             INSURANCE 0.4%
    123,800  MGIC Investment Corp.                                       756,418
--------------------------------------------------------------------------------
             SOFTWARE 3.0%
    330,000  Symantec Corp. (a)                                        6,385,500
--------------------------------------------------------------------------------
             TECHNOLOGY 23.7%
     65,000  Adobe Systems, Inc. (a)                                   2,560,350
    100,000  Altera Corp.                                              2,070,000
    160,000  Applied Materials, Inc.                                   3,054,400
    160,000  Check Point Software Technologies (Israel) (a)            3,787,200
    345,000  Cisco Systems, Inc. (a)                                   8,024,700
    394,000  EMC Corp. (a)                                             5,787,860
    600,000  Flextronics International Ltd. (Singapore) (a)            5,640,000
      5,000  Google, Inc. - Class A (a)                                2,632,100
    180,000  Linear Technology Corp.                                   5,862,600
    157,300  QLogic Corp. (a)                                          2,295,007
    250,000  Yahoo!, Inc. (a)                                          5,165,000
    122,000  Zebra Technologies Corp. - Class A (a)                    3,982,080
--------------------------------------------------------------------------------
                                                                      50,861,297
--------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS 101.5%
             (Cost $298,439,451)                                     218,074,003
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS 4.1%
             MONEY MARKET FUNDS 3.7%
  7,886,702  AIM Liquid Assets Money Market Fund (Cost $7,886,702)     7,886,702
--------------------------------------------------------------------------------


PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
            U.S. GOVERNMENT 0.4%
$1,000,000  U.S. Treasury Note (coupon 4.625%, maturity 9/30/08)
            (Cost $1,006,768)                                      $  1,007,422
--------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS 4.1%
            (Cost $8,893,470)                                         8,894,124
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS 105.6%
            (Cost $307,332,921)                                     226,968,127
            Liabilities in excess of Other Assets - (0.1%)             (305,488)
            Total Value of Options Written - (5.5%)                 (11,707,828)
--------------------------------------------------------------------------------
            NET ASSETS 100.0%                                      $214,954,811
================================================================================

(a)  Non-income producing security.

See notes to financial statements.


10 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued

CONTRACTS
(100 SHARES                                             EXPIRATION      EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN(a)                       DATE         PRICE        VALUE
---------------------------------------------------------------------------------------------
        650     Adobe Systems, Inc.                   January 2009    $    35.00  $   448,500
        150     Affiliated Managers Group, Inc.     September 2008        105.00       45,000
        200     Affiliated Managers Group, Inc.       January 2009        110.00      108,000
        150     Affiliated Managers Group, Inc.       January 2009        120.00       48,000
        100     Affiliated Managers Group, Inc.     September 2008         80.00      148,500
      1,000     Altera Corp.                          January 2009         20.00      287,500
        500     American Eagle Outfitters, Inc.      November 2008         20.00       12,500
      3,500     American Eagle Outfitters, Inc.       January 2009         25.00       35,000
        300     Amgen, Inc.                              July 2008         47.50       25,950
        317     Amgen, Inc.                              July 2008         50.00        5,865
        350     Amgen, Inc.                           January 2009         50.00      108,500
      1,000     Applied Materials, Inc.               January 2009         17.50      305,000
        600     Applied Materials, Inc.               January 2009         20.00      103,500
      1,779     Bed Bath & Beyond, Inc.               January 2009         30.00      480,330
        200     Bed Bath & Beyond, Inc.                August 2008         30.00       17,000
        721     Bed Bath & Beyond, Inc.                August 2008         32.50       23,433
        400     Best Buy Co., Inc.                    January 2009         45.00      109,000
        197     Best Buy Co., Inc.                  September 2008         47.50       12,313
        200     Best Buy Co., Inc.                  September 2008         52.50        3,500
        600     Biogen Idec, Inc.                     January 2009         65.00      154,500
      1,000     Capital One Financial Corp.           January 2009         45.00      435,000
      1,600     Check Point Software Technologies
                   (Israel)                           January 2009         22.50      496,000
      2,800     Cisco Systems, Inc.                   January 2009         27.50      243,600
        650     Cisco Systems, Inc.                   January 2009         30.00       27,950
      1,000     Citigroup, Inc.                     September 2008         27.50        6,500
      1,830     Coach, Inc.                            August 2008         30.00      301,950
      1,000     Community Health Systems, Inc.        January 2009         35.00      325,000
        691     Countrywide Financial Corp.           January 2009         10.00        2,418
         45     Countrywide Financial Corp.              July 2008          6.00           68
        255     Countrywide Financial Corp.           October 2008          6.00        1,657
        705     Countrywide Financial Corp.              July 2008          7.50        3,525
        404     Countrywide Financial Corp.              July 2008          5.00        2,626
        658     Dell, Inc.                           November 2008         20.00      210,560
        800     Dell, Inc.                           November 2008         22.00      162,000
      1,000     Dell, Inc.                            January 2009         25.00      121,500
        634     eBay, Inc.                            October 2008         27.50      148,356
        500     eBay, Inc.                            October 2008         30.00       66,500
      1,500     eBay, Inc.                            January 2009         35.00      127,500
        500     EMC Corp.                             October 2008         16.00       39,000
        800     EMC Corp.                             October 2008         17.00       40,400
      2,640     EMC Corp.                             January 2009         17.50      224,400
        500     Flextronics International Ltd.
                   (Singapore)                        January 2009         10.00       51,000
      1,700 Flextronics International Ltd.
               (Singapore)                            January 2009         12.50       64,600
        300 Garmin, Ltd. (Cayman Islands)             January 2009         50.00      126,000
        150 Garmin, Ltd. (Cayman Islands)             January 2009         60.00       32,250
CONTRACTS
(100 SHARES                                             EXPIRATION      EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN(a)                       DATE         PRICE        VALUE
---------------------------------------------------------------------------------------------
        300     Genentech, Inc.                     September 2008    $    70.00  $   235,500
        400     Genentech, Inc.                       January 2009         70.00      418,000
         50     Google, Inc. - Class A              September 2008        580.00       89,250
      1,072     Home Depot, Inc.                      January 2009         30.00       70,216
        328     Home Depot, Inc.                       August 2008         30.00        2,624
        293     Intuit, Inc.                          January 2009         30.00       55,670
      1,957     Intuit, Inc.                          January 2009         35.00      107,635
        750     Kohl's Corp.                             July 2008         45.00       22,500
        900     Kohl's Corp.                          January 2009         50.00      189,000
      1,100     Linear Technology Corp.                August 2008         30.00      352,000
        200     Linear Technology Corp.                August 2008         32.50       32,000
        500     Linear Technology Corp.              November 2008         37.50       47,500
        400     Lowe's Cos., Inc.                     January 2009         25.00       41,000
      1,600     Lowe's Cos., Inc.                        July 2008         27.50        8,000
        288     Marshall & Ilsley Corp.             September 2008         25.00        1,440
      1,422     Marshall & Ilsley Corp.               January 2009         30.00       17,775
        500     Merrill Lynch & Co., Inc.                July 2008         55.00        2,500
        500     Merrill Lynch & Co., Inc.             January 2009         60.00        5,500
        400     Merrill Lynch & Co., Inc.             January 2009         65.00        4,000
        300     MGIC Investment Corp.                December 2008         15.00        6,750
        200     MGIC Investment Corp.                 January 2009         15.00        5,500
        479     MGIC Investment Corp.               September 2008         20.00        2,395
        800     Morgan Stanley                        January 2009         55.00       36,000
        158     Mylan, Inc.                           October 2008         12.50       15,010
      2,942     Mylan, Inc.                           January 2009         15.00      161,810
      1,573     QLogic Corp.                          January 2009         15.00      235,950
        680     Starbucks Corp.                       October 2008         16.00       95,880
        220     Starbucks Corp.                       January 2009         20.00       14,190
      1,400     Starbucks Corp.                       January 2009         22.50       40,600
        317     State Street Corp.                   November 2008         75.00       87,175
        361     State Street Corp.                   November 2008         80.00       56,857
        301     Symantec Corp.                        January 2009         15.00      152,005
      2,199     Symantec Corp.                        January 2009         17.50      703,680
        800     Symantec Corp.                           July 2008         17.50      158,000
        250     Target Corp.                             July 2008         55.00        1,375
      1,000     Target Corp.                          January 2009         60.00      215,000
        340     Unit Corp.                          September 2008         50.00    1,133,900
        500     United Parcel Services Corp. -
                   Class B                               July 2008         70.00        3,750
        700     UnitedHealth Group, Inc.              January 2009         55.00        3,500
        209     Varian Medical System, Inc.          November 2008         50.00      118,085
        200     Varian Medical System, Inc.          November 2008         55.00       62,000
        413     Waters Corp.                         November 2008         65.00      204,435
      2,400     Wells Fargo & Co.                        July 2008         27.50       48,000
      2,450     Williams-Sonoma, Inc.                  August 2008         27.50       12,250
        750     Williams-Sonoma, Inc.                  August 2008         25.00       11,250


See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 11

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
PORTFOLIO OF INVESTMENTS (unaudited) continued


CONTRACTS
(100 SHARES                                             EXPIRATION      EXERCISE
PER CONTRACT)   CALL OPTIONS WRITTEN(a)                       DATE         PRICE        VALUE
---------------------------------------------------------------------------------------------
        700     Yahoo!, Inc.                          January 2009    $    25.00  $   101,150
        900     Yahoo!, Inc.                             July 2008         25.00       14,850
        900     Yahoo!, Inc.                          January 2009         27.50       77,850
        819     Zebra Technologies Corp. -
                   Class A                             August 2008         35.00       73,710
        200     Zebra Technologies Corp. -
                   Class A                           November 2008         35.00       39,500
        201     Zebra Technologies Corp. -
                   Class A                           November 2008         40.00       12,060
        400     Zimmer Holdings, Inc.                 January 2009         70.00      206,000
        175     Zimmer Holdings, Inc.                 January 2009         75.00       56,000
---------------------------------------------------------------------------------------------
                TOTAL VALUE OF CALL OPTIONS WRITTEN
                (Premiums received $22,733,881)                                    11,610,828
---------------------------------------------------------------------------------------------
                PUT OPTIONS WRITTEN
        200     Cisco Systems, Inc.                   January 2009         22.50       35,500
        200     Cisco Systems, Inc.                   January 2009    25.00            61,500
---------------------------------------------------------------------------------------------
                TOTAL VALUE OF PUT OPTIONS WRITTEN
                (Premiums received $97,807)                                            97,000
---------------------------------------------------------------------------------------------
                TOTAL OPTIONS WRITTEN
                (Premiums received $22,831,688)                                   $11,707,828
=============================================================================================

(a)  Non-income producing security.

See notes to financial statements.


12 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of ASSETS AND LIABILITIES | JUNE 30, 2008 (UNAUDITED)

ASSETS
   Investments at value (cost $307,332,921)                                                       $226,968,127
   Dividends and interest receivable                                                                    32,030
   Other assets                                                                                         12,333
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 227,012,490
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at value (premiums received of $22,831,688)                                     11,707,828
   Payables:
      Investment advisory fee                                                                           93,897
      Investment management fee                                                                         93,897
      Other affiliates                                                                                  18,791
   Accrued expenses and other liabilities                                                              143,266
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             12,057,679
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $214,954,811
===============================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   19,268,423 shares issued and outstanding                                                       $    192,684
   Additional paid-in capital                                                                      275,590,772
   Accumulated net realized gain on investments and options transactions                            20,990,816
   Net unrealized depreciation on investments and options transactions                             (69,240,934)
   Distributions in excess of net investment income                                                (12,578,527)
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $214,954,811
===============================================================================================================
NET ASSET VALUE (based on 19,268,423 common shares outstanding)                                   $      11.16
===============================================================================================================

See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 13

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME
   Dividends                                                                    $  1,451,754
   Interest                                                                          180,996
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $ 1,632,750
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                           587,516
   Investment management fee                                                         587,516
   Professional fees                                                                  75,918
   Trustees' fees and expenses                                                        67,804
   Printing expenses                                                                  42,984
   Fund accounting                                                                    30,960
   Administrative fee                                                                 30,508
   Custodian fee                                                                      28,058
   NYSE listing fee                                                                   12,108
   Transfer agent fee                                                                  9,232
   Insurance                                                                           8,216
   Interest expense and fees                                                           7,778
   Other                                                                               5,520
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,494,118
---------------------------------------------------------------------------------------------------------------
      Net investment income                                                                            138,632
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
      Investments                                                                                    2,796,849
      Options                                                                                       15,559,404
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                  (46,127,985)
      Options                                                                                        4,524,271
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and options transactions                        (23,247,461)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(23,108,829)
===============================================================================================================

See notes to financial statements.


14 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Statement of CHANGES IN NET ASSETS |

                                                                                     FOR THE
                                                                            SIX MONTHS ENDED            FOR THE
                                                                               JUNE 30, 2008         YEAR ENDED
                                                                                 (UNAUDITED)  DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income                                                        $    138,632        $ 3,319,693
   Net realized gain on investments and options                                   18,356,253         22,084,839
   Net unrealized depreciation on investments and options                        (41,603,714)       (35,228,751)
----------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                          (23,108,829)        (9,824,219)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                   (12,717,159)       (25,364,524)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Reinvestment of dividends                                                               -          2,119,016
----------------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                                  (35,825,988)       (33,069,727)
NET ASSETS:
   Beginning of period                                                           250,780,799        283,850,526
----------------------------------------------------------------------------------------------------------------
   End of period (including distributions in excess of net
   investment income of ($12,578,527) and $0, respectively.)                    $214,954,811       $250,780,799
===============================================================================================================

See notes to financial statements.


                                          SemiAnnual Report | June 30, 2008 | 15

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

                                                                                                                       FOR THE
                                                                                                                        PERIOD
                                                                                                                      JULY 28,
                                                     FOR THE         FOR THE         FOR THE          FOR THE            2004*
                                            SIX MONTHS ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED          THROUGH
                                               JUNE 30, 2008    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                 (UNAUDITED)            2007            2006             2005             2004
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 13.02           $  14.84         $  14.74         $ 15.14         $  14.33(a)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net investment income (loss)(b)                 0.01               0.17             0.01           (0.02)           (0.02)
   Net realized and unrealized gain
      on investments and options                  (1.21)             (0.67)            1.41            0.94             1.16
------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations            (1.20)             (0.50)            1.42            0.92             1.14
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS
   OF NET INVESTMENT INCOME                       (0.66)             (1.32)           (1.32)          (1.32)           (0.30)
------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO
   PAID-IN-CAPITAL                                    -                  -                -               -            (0.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $ 11.16           $  13.02         $  14.84         $ 14.74         $  15.14
------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                     $ 10.00           $  11.41         $  15.11         $ 14.80         $  14.90
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (C)
   Net asset value                                -9.61%             -3.81%           10.22%           6.36%            7.80%
   Market value                                   -7.12%            -16.85%           11.86%           8.49%            1.35%
RATIOS AND SUPPLEMENTAL DATA
   Net assets end of period (thousands)         $214,955          $250,781         $283,851         $278,344        $280,290
   Ratio of expenses to average net assets         1.27%(d)           1.25%            1.28%           1.27%            1.24%(d)
   Ratio of net investment income (loss)
      to average net assets                        0.12%(d)           1.20%            0.04%          (0.16%)          (0.36%)(d)
   Portfolio turnover                                15%               103%              59%            109%              33%

*    Commencement of investment operations.

(a)  Before deduction of offering expenses charged to capital.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized.

See notes to financial statements.


16 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Notes to FINANCIAL STATEMENTS | JUNE 30, 2008 (unaudited)


Note 1 - ORGANIZATION:

Madison/Claymore Covered Call & Equity Strategy Fund (formerly the Madison/Claymore Covered Call Fund) (the "Fund") was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund's primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund's investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of June 30, 2008 were as follows:

VALUATIONS AT JUNE 30, 2008
DESCRIPTION
(VALUE IN $000S)                     SECURITIES     DERIVATIVES            TOTAL
--------------------------------------------------------------------------------
Assets:
Level 1                                $225,961        $      -        $ 225,961
Level 2                                   1,007               -            1,007
Level 3                                       -               -                -
--------------------------------------------------------------------------------
Total                                  $226,968        $      -        $ 226,968
================================================================================
Liabilities:
Level 1                                $      -        $ 11,708        $  11,708
Level 2                                       -               -                -
Level 3                                       -               -                -
--------------------------------------------------------------------------------
Total                                  $      -        $ 11,708        $  11,708
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.


                                          SemiAnnual Report | June 30, 2008 | 17

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.


Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the "Investment Manager"), provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Adviser, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund's average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                             RATE
-----------------------------------------------
First $200,000,000                      0.0275%
Next $300,000,000                       0.0175%
Next $500,000,000                       0.0125%
Over $1,000,000,000                     0.0100%


18 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


The Investment Manager receives a fund accounting fee based on the combined managed assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the two funds:

MANAGED ASSETS                             RATE
-----------------------------------------------
First $200,000,000                      0.0275%
Next $300,000,000                       0.0200%
Next $500,000,000                       0.0150%
Over $1,000,000,000                     0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers or interested persons of the two aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options, and net assets as of June 30, 2008 is as follows:

               COST OF                                                           NET TAX               NET TAX
           INVESTMENTS             GROSS TAX             GROSS TAX            UNREALIZED            UNREALIZED
               FOR TAX            UNREALIZED            UNREALIZED       DEPRECIATION ON          DEPRECIATION
              PURPOSES          APPRECIATION          DEPRECIATION           INVESTMENTS        ON DERIVATIVES
--------------------------------------------------------------------------------------------------------------
           $307,930,902          $3,978,068            (84,940,843)         $(80,962,775)          $11,123,860

For the year ended December 31, 2007, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

DISTRIBUTIONS PAID FROM:                    2007
------------------------------------------------
Ordinary income                      $25,023,276
Long-term capital gain                   341,248
------------------------------------------------
                                     $25,364,524
------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the Fund's financial statements as of June 30, 2008.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. Tax years ended 2004, 2005, 2006 and 2007 remain subject to examination by major jurisdictions.

Note 5 - INVESTMENT TRANSACTIONS AND OPTIONS WRITTEN:

During the six months ended June 30, 2008, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $71,222,182 and $36,963,359, respectively.


                                          SemiAnnual Report | June 30, 2008 | 19

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
NOTES TO FINANCIAL STATEMENTS (unaudited) continued


Transactions in option contracts during the six months ended June 30, 2008 were as follows:

                                       NUMBER OF           PREMIUMS
                                       CONTRACTS           RECEIVED
-------------------------------------------------------------------
Options outstanding, beginning of year    58,498        $16,774,714
Options written during the year           85,664         25,879,387
Options expired during the year          (37,155)        (9,755,013)
Options closed during the year           (23,606)        (6,891,728)
Options assigned during the year          (7,228)        (3,175,672)
-------------------------------------------------------------------
Options outstanding, end of year          76,173        $22,831,688
-------------------------------------------------------------------

Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding.

Transactions in common shares were as follows:

                                          SIX MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2008   DECEMBER 31, 2007
------------------------------------------------------------------------------
Beginning Shares                                19,268,423          19,124,936
Shares issued through dividend reinvestment              0             143,487
------------------------------------------------------------------------------
Ending Shares                                   19,268,423          19,268,423
------------------------------------------------------------------------------

Note 7 - SHORT-TERM BORROWINGS:

On April 30, 2008, the Fund entered into a Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow an amount up to 20% of the Fund's total assets (including the proceeds of such financial leverage). In addition, the Fund has agreed to pay facility commitment fees on the unused line of credit, which are included in "Interest expense and fees" on the Statement of Operations. The total commitment under the Revolving Credit Agreement is $50,000,000. For the period ended June 30, 2008, the Fund had not utilized any portion of the line of credit. The maturity date for the Revolving Credit Agreement is February 28, 2009.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 - RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:

On August 1, 2008, the Board of Trustees declared a quarterly dividend of $0.28 per common share. The dividend is payable August 29, 2008 to shareholders of record on August 15, 2008.


20 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


TRUSTEES

The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                            TERM OF                                                         THE FUND
NAME, ADDRESS*, YEAR OF     OFFICE** AND  PRINCIPAL OCCUPATION DURING                       COMPLEX***
BIRTH AND POSITION(S) HELD  LENGTH OF     THE PAST FIVE YEARS AND                           OVERSEEN BY    OTHER DIRECTORSHIPS
WITH REGISTRANT             TIME SERVED   OTHER AFFILIATIONS                                TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes           Since 2004    Investor (2001-present). Previously, Senior Vice        42       None.
Year of birth: 1951                       President & Treasurer, PepsiCo., Inc.
Trustee                                   (1993-1997), President, Pizza Hut International
                                          (1991-1993) and Senior Vice President, Strategic
                                          Planning and New Business Development
                                          (1987-1990) of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Philip E. Blake             Since 2004    Private investor; Managing Partner of Forecastle        1        Director,
Year of birth: 1944                       Inc. (2000-present).                                             Madison
1 South Pinckney Street                                                                                    Newspapers,
Suite 501                                                                                                  Inc.,
Madison, WI 53703                                                                                          Forecastle, Inc,
Trustee                                                                                                    Nemtes, Inc.
                                                                                                           Trustee, the
                                                                                                           Mosaic family of
                                                                                                           mutual funds and
                                                                                                           Madison
                                                                                                           Strategic Sector
                                                                                                           Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
James R. Imhoff, Jr.        Since 2004    Chairman and CEO of First Weber Group.                  1        Director, Park
Year of birth: 1944                                                                                        Bank. Trustee,
5250 East Terrace Drive                                                                                    the Mosaic
Sector Premium Fund.                                                                                       family of mutual
Madison, WI 53718                                                                                          funds and
Trustee                                                                                                    Madison
                                                                                                           Strategic
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg            Since 2004    Partner of Nyberg & Cassioppi, LLC, a law firm          45       None.
Year of birth: 1953                       specializing in corporate law, estate planning
Trustee                                   and business transactions from 2000-present.
                                          Formerly, Executive Vice President, General
                                          Counsel and Corporate Secretary of Van Kampen
                                          Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.       Since 2004    Retired. Formerly, Vice President, Manager and          42       None.
Year of birth: 1958                       Portfolio Manager of Nuveen Asset Management
Trustee                                   (1998-1999), Vice President of Nuveen Investment
                                          Advisory Corp. (1992-1999), Vice President and
                                          Manager of Nuveen Unit Investment Trusts
                                          (1991-1999), and Assistant Vice President and
                                          Portfolio Manager of Nuveen Unit Investment
                                          Trusts (1988-1999), each of John Nuveen &
                                          Company, Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Lorence Wheeler             Since 2004    Formerly, President of Credit Union Benefits            1        Director, Grand
Year of birth: 1938                       Services, Inc. and Pension Specialist for CUNA                   Mountain Bank
135 Sunset Blvd.                          Mutual Group.                                                    FSB. Trustee,
Tabernash, CO 80478                                                                                        the Mosaic
Trustee                                                                                                    family of mutual
                                                                                                           funds and
                                                                                                           Madison
                                                                                                           Strategic Sector
                                                                                                           Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Frank E. Burgess+           Since 2004    Founder, President and CEO of Madison Investment        1        Director,
Year of birth: 1942                       Advisors, Inc. (1974-present) and Madison Asset                  Capital
550 Science Drive                         Management, LLC.                                                 Bankshares,
Madison, WI 53711                                                                                          Inc., Outrider
Trustee and Senior                                                                                         Foundation,
Vice President                                                                                             Inc., and Santa
                                                                                                           Barbara
                                                                                                           Community
                                                                                                           Bankcorp.
                                                                                                           Trustee, the
                                                                                                           Mosaic family of
                                                                                                           mutual funds and
                                                                                                           Madison
                                                                                                           Strategic Sector
                                                                                                           Premium Fund.
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++          Since 2004    Attorney. Formerly, Senior Managing Director and        45       None
Year of birth: 1965                       Chief Administrative Officer (2007-2008) and
Trustee                                   General Counsel (2001-2007) of Claymore
Associate General                         Advisors, LLC and Claymore Securities, Inc.
                                          Formerly, Assistant General Counsel, John Nuveen
                                          and Company (1999-2001). Formerly Vice President
                                          and Counsel of Van Kampen Investments
                                          (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

     -Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     -Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Burgess is an "interested person" (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund's Investment Manager.

++ Mr. Dalmaso is an "interested person"(as defined in Section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in the Fund's Adviser and certain of its affiliates.


                                          SemiAnnual Report | June 30, 2008 | 21

MCN | Madison/Claymore Covered Call & Equity Strategy Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED     AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Effective May 29, 2008    Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                           Advisors, LLC and Claymore Securities Inc. (2008-Present). Chief
Chief Executive Officer                                       Executive Officer of certain funds in the Fund Complex. Formerly,
                                                              Managing Director of Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Effective May 29, 2008    Senior Managing Director, General Counsel and Corporate Secretary
Year of birth: 1959                                           (2007-present) of Claymore Advisors, LLC and Claymore Securities,
Chief Legal Officer                                           Inc.; Chief Legal Officer of certain funds in the Fund Complex.
                                                              Formerly, Associate General Counsel (2000-2007) of NYSE Euronext, Inc.
                                                              Formerly, Archipelago Holdings, Inc. Senior Managing Director and
                                                              Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly,
                                                              Senior Counsel in the Enforcement Division (1989-1997) of the U.S.
                                                              Securities and Exchange Commission.
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2004                Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                           Securities, Inc. (2005-present). Formerly, Chief Financial Officer
Chief Financial Officer, Chief                                (2005-2006) Claymore Group Inc. Managing Director of Claymore
Accounting Officer and Treasurer                              Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously,
                                                              Treasurer of Henderson Global Funds and Operations Manager for
                                                              Henderson Global Investors (North America) Inc. (2002-2003); Managing
                                                              Director, FrontPoint Partners LLC (2001-2002)
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                Since 2006                Vice President, Assistant General Counsel of Claymore Group Inc.
Year of birth: 1971                                           (2006-present). Chief Compliance Officer and Clerk, The Preferred
Secretary                                                     Group of Mutual Funds (2005-2006); Chief Compliance Officer and
                                                              Secretary, Caterpillar Investment Management Ltd. (2005-2006);
                                                              Securities Counsel, Caterpillar, Inc. (2004-2006); Associate, Skadden,
                                                              Arps, Slate, Meagher & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------
Jay Sekelsky                        Since 2004                Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                             of Madison Asset Management, LLC; Vice President of Funds in the
Madison, WI 53711                                             Mosaic family of funds and Madison Strategic Sector Premium Fund.
Year of birth: 1959
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Kay Frank                           Since 2004                Managing Director of Madison Investment Advisors, Inc.; Vice President
550 Science Drive                                             of Madison Asset Management, LLC; President of Funds in the Mosaic
Madison, WI 53711                                             family of funds and President of Madison Strategic Sector Premium
Year of birth: 1960                                           Fund.
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Stephen Share                       Since 2006                Vice President, Madison Asset Management, LLC (2004-present);
550 Science Drive                                             Investment Analyst, University of Wisconsin Foundation
Madison, WI 53711                                             (2003-2004); Research Analyst, Ark Asset Management (1999-2002).
Year of birth: 1967
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Greg Hoppe                          Since 2008                Vice President of Madison Mosaic, LLC; Vice President of Madison Asset
Year of birth: 1969                                           Management LLC
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006                Vice President-Fund Compliance Officer of Claymore Advisors, LLC
Year of birth: 1957                                           (Feb 2006-present). Previously, Chief Compliance
Chief Compliance Officer                                      Officer/Assistant Secretary of Harris Investment Management, Inc.
                                                              (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


22 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment PLAN | (unaudited)


Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11W, New York, New York 10286, Phone Number: (866) 488-3559.


                                          SemiAnnual Report | June 30, 2008 | 23

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

Investment Advisory Agreement and Investment Management
Agreement APPROVALS | (unaudited)


On April 10 and 22, 2008, the Board of Trustees, including those trustees who are not interested persons as defined by the Investment Company Act of 1940 (the "Independent Trustees") of Madison/Claymore Covered Call & Equity Strategy Fund (the "Fund") met to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the investment management agreement ("Investment Management Agreement") among the Adviser, the Fund and Madison Asset Management, LLC ("Manager"). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Nominating and Governance Committee of the Board (referred to as the "Committee" and consisting solely of the Independent Trustees) was represented by independent legal counsel. The Board reviewed materials received from the Adviser, the Manager and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Manager. The Adviser and the Manager provided extensive information in response to the request. Among other information, the Adviser and Manager provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Manager, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Manager and the compliance policies and procedures adopted by each of the Adviser and the Manager.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Manager was responsible for the investment and reinvestment of the Fund's assets. The Board considered the Adviser's responsibility to oversee the Manager and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board also considered the secondary market support provided by the Adviser to the Fund, including the Adviser's efforts to educate investment professionals about the Fund and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's obligations under the Investment Advisory Agreement. The Board considered the experience and qualifications of the Adviser's personnel, including those personnel providing compliance oversight and oversight of the Manager's portfolio management activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund's investment policies. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in an oversight capacity.

The Board considered the Fund's investment performance by reviewing the Fund's total return on a net asset value and market price basis for the three month, six month, one year and since inception periods ended March 31, 2008. The Board compared the Fund's performance to the performance of a peer group of closed-end funds ("peer group of funds") provided by the Adviser for the same time periods. The peer group of funds included other domestic equity closed-end funds that write individual call options on a majority of the fund's assets. The Board noted that the Fund's investment results were consistent with that aspect of the Fund's investment strategy to write covered call options on common stocks to generate income. The Board also considered that the Adviser does not directly control investment performance but such duties were the Manager's responsibility. The Board concluded that the Adviser had reviewed and monitored the Manager's investment performance.

The Board compared the Fund's advisory and sub-advisory fees and expense ratio to the peer group of funds and to the advisory fee that the Adviser charged to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund's expense ratio was within the range of the expense ratios of the peer group of funds and in line with the estimated expense ratio disclosed in the Fund's initial offering prospectus. The Board also considered that the combined advisory and sub-advisory fees were at the median of the peer group of funds and concluded that the Fund's advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund and concluded that the Adviser's profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Adviser's statement that, by design, closed-end funds' assets remain relatively fixed and therefore economies of scale in such funds are not typically obtained though growth in assets, although it has increased assets under management as a result of new product offerings and has experienced related economies in its servicing, information technology and operations functions, it has also increased staff and upgraded systems and the Adviser anticipates neither economies of scale nor increased costs of services to the Fund. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue but concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement.

INVESTMENT MANAGEMENT AGREEMENT

With respect to the nature, extent and quality of services provided by the Manager, the Board considered the qualifications, experience and skills of the Manager's portfolio management and other key personnel. The Board also considered the Manager's implementation of the strategy to write covered call options on a portion of the Fund's equity securities. The Board considered the Manager's experience in achieving the Fund's investment objective of providing a high level of current income (through the Fund's quarterly payment of distributions of $0.33 per share for thirteen quarters) and current gains with a secondary objective of long-term capital appreciation. The Board concluded that the Manager was qualified to provide the services under the Investment Management Agreement.

In considering investment performance, the Board reviewed the performance of the Fund and the peer group of funds for various periods of time. The Board noted that the Fund's returns on a net asset value basis were lower than the Standard & Poor's 500 Index and the CBOE BuyWrite ("BXM") Index (the "Relevant Indices") returns for the year ended December 31, 2007 and since inception due to underperformance in the last half of 2007. The Board considered that the Fund's investments in the financial and consumer discretionary sectors


24 | SemiAnnual Report | June 30, 2008

MCN | Madison/Claymore Covered Call & Equity Strategy Fund | INVESTMENT ADVISORY AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT APPROVALS (unaudited) continued


hurt the Fund's performance during the last year, with the crisis in U.S. credit markets having a particularly negative impact on these sectors. The Board noted, however, the difficult markets and the Fund's better performance relative to the Standard & Poor's 500 Index for the three and six month periods ended March 31, 2008 and considered the Adviser's statement that the Manager's options writing has positioned the Fund to benefit from a recovering stock market.

The Board reviewed the management fee paid by the Fund to the Manager and compared it to the fees charged by the Manager to other investment company clients for which the Manager serves as adviser that have a covered call strategy. The Board considered that the Fund's management fee was lower than the Manager's two investment company clients' advisory fees and that the Manager did not serve as sub-adviser for other funds. The Board concluded that the management fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Manager from its relationship to the Fund, the Board reviewed information regarding the revenues the Manager received under the Investment Management Agreement and estimated allocated expenses of the Manager in providing services under the Investment Management Agreement for the year ended December 31, 2007 and concluded that the Manager's profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grew and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Manager's statement that the asset level of the closed-end Fund was relatively stable, that its expenses relating to providing the Fund services were expected to remain the same and that the Manager thus did not anticipate any economies of scale with respect to the Fund. Given these factors, the Board concluded that the Fund was unlikely to realize any significant economies of scale with respect to the management services to justify a breakpoint at the time that the Investment Management Agreement was being reviewed.

The Independent Trustees considered other benefits available to the Manager because of its relationship to the Fund and noted that the accounting services fees received by the Manager from serving as accounting services provider to the Fund provided it with additional revenue, but concluded that the management fee was reasonable considering any benefits from such accounting services agreement. The Board also considered the Manager's use of soft dollars. The Board noted the Manager's statement that it receives indirect benefits in the form of soft dollar arrangements, which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Manager. The Board concluded that the sub-advisory fees were reasonable, taking into account these benefits.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.


                                          SemiAnnual Report | June 30, 2008 | 25

                     (This page is intentionally left blank)

MCN | Madison/Claymore Covered Call & Equity Strategy Fund


Fund INFORMATION |

BOARD OF TRUSTEES
Randall C. Barnes

Philip E. Blake

Frank Burgess*

Nicholas Dalmaso**

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person' of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.



OFFICERS
J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief
Accounting Officer and Treasurer

Frank Burgess
Senior Vice President

Matthew Patterson
Secretary

Jay Sekelsky
Vice President

Kay Frank
Vice President

Stephen Share
Vice President

Greg Hoppe
Vice President

Bruce Saxon
Chief Compliance Officer

INVESTMENT MANAGER
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711

INVESTMENT ADVISER
Claymore Advisors, LLC.
2455 Corporate West Drive
Lisle, IL 60532

ADMINISTRATOR
Claymore Advisors, LLC.
2455 Corporate West Drive
Lisle, IL 60532

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Vedder Price P.C.
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois


PRIVACY PRINCIPLES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

          The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286
          (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In September 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


                                          SemiAnnual Report | June 30, 2008 | 27

MCN | Madison/Claymore Covered Call & Equity Strategy Fund

About the FUND MANAGER |


MADISON ASSET MANAGEMENT, LLC

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $8 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

INVESTMENT PHILOSOPHY

MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

INVESTMENT PROCESS

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

     1. BUSINESS MODEL. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

     2. MANAGEMENT. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

     3. PROPER VALUATION. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund's calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.


CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

                                      MCN
                                     LISTED
                                      NYSE

                                                                    MCN-SAR-0608

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual reporting period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     (a)  Not applicable for a semi-annual reporting period.

     (b) There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a) (1) of this item in the registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:    /s/ J. Thomas Futrell
       -------------------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 5, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ J. Thomas Futrell
       -------------------------------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  September 5, 2008

By:    /s/ Steven M. Hill
       -------------------------------------------------------------------------

Name:  Steven M. Hill

Title: Chief Accounting Officer, Chief Financial Officer and Treasurer

Date:  September 5, 2008